UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 13, 2018

MTS SYSTEMS CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MINNESOTA	000-02382	41-0908057
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

14000 TECHNOLOGY DRIVE, EDEN PRAIRIE, MN 55344
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(952) 937-4000
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement
On each of June 9, 2016 and June 16, 2016, in connection with the public offering of an aggregate of 1,150,000 8.75% tangible equity units (the “TEUs”) of MTS Systems Corporation (the “Company”), the Company entered into privately-negotiated capped call transactions (the “Capped Call Transactions”) with each of JPMorgan Chase Bank, National Association, and Wells Fargo Bank, National Association (collectively, the “Option Counterparties”). The Capped Call Transactions cover, subject to customary anti-dilution adjustments, the minimum number of shares of common stock, par value $0.25 per share, of the Company that underlie the prepaid stock purchase contract component of the TEUs (each, a “Purchase Contract”).

On June 13, 2018 (the “Amendment Date”), the Company amended and restated the Capped Call Transactions (the “Restated Capped Call Transactions”) with each Option Counterparty in order to, among other things, (i) replace the cap price of $58.80 per Purchase Contract with an adjusted cap price calculated as of the Amendment Day, and (ii) revise the settlement procedures for any outstanding Purchase Contracts such that all “in-the-money” Purchase Contracts (as determined by the Option Counterparties) shall be deemed to be automatically exercised as of the close of trading on July 1, 2019, subject to a 60-day final averaging period and certain other valuation adjustments.

The foregoing summary of the Restated Capped Call Transactions is subject to, and qualified in its entirety by, the full text of the Restated Capped Call Transactions, which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, and are incorporated herein by reference

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is being furnished herewith:

10.1	Amended and Restated Capped Call Transaction Confirmation, dated as of June 13, 2018, by and between MTS Systems Corporation and JPMorgan Chase Bank, National Association.

10.2	Amended and Restated Capped Call Transaction Confirmation, dated as of June 13, 2018, by and between MTS Systems Corporation and Wells Fargo Bank, National Association.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTS SYSTEMS CORPORATION
(Registrant)

Date:	June 13, 2018	By:	/s/ Brian T. Ross
Brian T. Ross
Senior Vice President and Chief Financial Officer